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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 March 3, 2000 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of Registrant as specified in its charter)


   Nevada                              1-12861                 74-2170858
(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                 File Number)          Identification No.)


                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS

         On March 3, 2000, Cornerstone Properties Inc. ("Cornerstone") issued a Press Release announcing its earnings for the quarter and year ended
December 31, 1999. Simultaneously, Cornerstone posted certain supplementary materials regarding its financial condition and results of operations as well as operating data with regard to properties owned by Cornerstone.

         The foregoing description is qualified in its entirety by reference to the complete text of the supplementary materials, a copy of which is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         EXHIBIT NUMBER     EXHIBIT DESCRIPTION

         99.1               Text of supplementary materials dated March 3, 2000.













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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Cornerstone has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CORNERSTONE PROPERTIES INC.
                             (Registrant)



Date: March 10, 2000         By:   /s/ KEVIN P. MAHONEY
                                 ----------------------
                             Name:  Kevin P. Mahoney
                             Title: Senior Vice President and Chief Financial
                                      Officer






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                                  EXHIBIT INDEX

   EXHIBIT NUMBER    EXHIBIT DESCRIPTION

   99.1              Text of supplementary materials dated March 3, 2000.